UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 15, 2005

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)
(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2004-A
(Issuer with respect to the Notes)
(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-118256	95-4885574 33-6226449 52-6935346 51-6557795
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8509

Item 5. Other Events.

Pursuant to Section 8.09(b) of the 2004-A Servicing Supplement, dated as of October 28, 2004 (the "Agreement"), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), the Servicer has delivered to the Trustee (as defined in the Agreement), a Settlement Statement (as defined in the Agreement). The Settlement Statement is attached hereto as Exhibit 20.1.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Settlement Statement for the month ended March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	___/s/___Kazuhiko Kazama_________
Kazuhiko Kazama Treasurer
NISSAN AUTO LEASE TRUST 2004-A
By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2004-A
	By:	___/s/___Kazuhiko Kazama____
Kazuhiko Kazama Treasurer
NILT TRUST
By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	___/s/___Kazuhiko Kazama_____
Kazuhiko Kazama Treasurer
NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT
	By:	___/s/_Kazuhiko Kazama_________
Kazuhiko Kazama Treasurer

April 29, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended March 31, 2005	5